UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2024
DOLLAR TREE, INC.
(Exact name of registrant as specified in its charter)

Virginia	0-25464	26-2018846
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Volvo Parkway
Chesapeake,	Virginia	23320
(Address of principal executive offices)		(Zip Code)

(757) 321-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	DLTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of Dollar Tree, Inc. (the “Company”) was held on June 20, 2024. The final voting results for each matter voted on by shareholders at the 2024 Annual Meeting are as follows:

1.The shareholders elected the following individuals to the Company’s Board of Directors, each to serve as a director for a one-year term:

Director Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Richard W. Dreiling	184,155,523	5,765,229	110,590	9,821,398
Cheryl W. Grisé	184,985,422	4,938,021	107,899	9,821,398
Daniel J. Heinrich	189,464,536	448,575	118,231	9,821,398
Paul C. Hilal	186,743,825	3,127,097	160,420	9,821,398
Edward J. Kelly, III	188,313,232	1,607,489	110,621	9,821,398
Mary A. Laschinger	187,528,787	2,393,550	109,005	9,821,398
Jeffrey G. Naylor	186,826,737	3,094,392	110,213	9,821,398
Winnie Y. Park	187,669,614	2,252,680	109,048	9,821,398
Diane E. Randolph	189,558,298	365,195	107,849	9,821,398
Bertram L. Scott	187,409,292	2,511,186	110,864	9,821,398
Stephanie P. Stahl	188,824,168	1,099,204	107,970	9,821,398

2.The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and related narrative discussion set forth in the Proxy Statement filed by the Company on May 7, 2024.

Votes For	Votes Against	Abstain	Broker Non-Votes
179,501,830	10,321,242	208,270	9,821,398

3.The shareholders ratified the Audit Committee’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2024.

Votes For	Votes Against	Abstain
190,177,063	9,617,032	58,645

4.The shareholders did not approve the shareholder proposal requesting that the Board adopt a policy requiring that the Chairman of the Board be an Independent Director.

Votes For	Votes Against	Abstain	Broker Non-Votes
54,015,229	135,913,516	102,597	9,821,398

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR TREE, INC.

Date: June 24, 2024	By:	/s/ Jeffrey A. Davis
Jeffrey A. Davis
Chief Financial Officer